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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 20, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in Exhibit 99.1 to Lucent Technologies Inc.'s Current Report on Form 8-K dated February 10, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP
New York, New York
August 7, 2000